UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2022

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

(Address of principal executive offices and Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

EXPLANATORY NOTE

On October 13, 2022, P10, Inc. (“P10” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition (the “Acquisition”) of all of the outstanding membership interests of Westech Investment Advisors LLC, a California limited liability company (“WTI”), pursuant to a previously announced Sale and Purchase Agreement, dated August 25, 2022, by and among WTI, the Company, P10 Intermediate Holdings, LLC, Westech Investment Management, Inc., Maurice C. Werdegar, David R. Wanek, the Bonnie Sue Swenson Survivors Trust, Jay L. Cohan, and David R. Wanek (in his capacity as the Seller Representative). The Initial Form 8-K stated that the historical financial statements of WTI and pro forma financial information related to the Acquisition would be filed, as permitted under Items 9.01(a) and 9.01(b) of Form 8-K, by an amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the financial statements of WTI and pro forma financial information as described in Items 9.01(a) and 9.01(b) of Form 8-K. No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Westech Investment Advisors LLC and Subsidiaries as of and for the year ended December 31, 2021are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited consolidated financial statements of Westech Investment Advisors LLC and Subsidiaries as of as of September 30, 2022 and for the period from January 1, 2022 through September 30, 2022 are filed herewith as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma financial information as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Westech Investment Advisors LLC and Subsidiaries as of and for the year ended December 31, 2021

99.2	Unaudited consolidated financial statements of Westech Investment Advisors LLC and Subsidiaries as of as of September 30, 2022 and for the period from January 1, 2022 through September 30, 2022

99.3	Unaudited pro forma financial information as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: December 28, 2022	By:	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer